Exhibit 10(a)

                              Aon STOCK AWARD PLAN
                (AS AMENDED AND RESTATED THROUGH FEBRUARY, 2000)



1.  PURPOSE

      Aon Corporation and its subsidiaries (the "Corporation"), has adopted the Aon Stock Award Plan (as amended and restated through February 2000) (the "Plan"). The purpose of the Plan is to foster and promote the long-term financial success of the Corporation and materially increase stockholder value by: (a) strengthening the Corporation's capability to develop, maintain, and direct an outstanding management team; (b) motivating superior performance by means of long-term performance related incentives; (c) encouraging and providing for obtaining an ownership interest in the Corporation; (d) attracting and retaining outstanding executive talent by providing incentive compensation opportunities competitive with other major companies; and (e) enabling executives to participate in the long-term growth and financial success of the Company.

2.  ADMINISTRATION

      The Plan shall be administered by the Organization and Compensation Committee (the "Committee") of Aon Corporation's Board of Directors (the "Board"). Subject to the limitations of the plan, the Committee shall have the sole and complete authority to: (a) select from the regular, full-time employees of the Corporation, those who shall participate in the Plan ("Participant"); (b) make awards in such forms and amounts as it shall determine; (c) impose such limitations, restrictions and conditions upon such awards as it shall deem appropriate; (d) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan; (e) correct any defect or omission or reconcile any inconsistency in this Plan or in any award granted hereunder; and (f) make all other determinations and take all other actions deemed necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Corporation and all other persons.

3.  TYPES OF AWARDS

      Awards of the common stock, $1.00 par value per share of the Corporation (the "Common Stock") under this Plan may be in the form of any one or more of the following: (a) incentive stock options (as defined by Internal Revenue Code
Section 422 and referred to herein as "ISO's"); (b) regular stock options (not intended to be accorded favored tax treatment, and referred to herein as "RSO's"); and (c) stock awards granted pursuant to Section 7.

4.  SHARES SUBJECT TO THE PLAN

      Since the adoption of the Plan in 1987, after giving effect to subsequent additions approved by shareholders and stock splits, the aggregate number of shares of Common Stock which may be issued pursuant to awards under the Plan shall be 19,350,000, subject to adjustment pursuant to Section 10 hereof.

5.  STOCK OPTION TERMS AND CONDITIONS

      The Committee may make option grants of Common Stock in the form of ISO's and/or RSO's (collectively referred to as "Option Grant").

      The purchase price per share of Common Stock subject to an Option Grant shall not be less than 100% of the fair market value of the Common Stock on the date such Option Grant is made. "Fair Market Value" as used in the Plan with regard to a date means the arithmetic mean of the high and low prices of the Common Stock as quoted on the New York Stock Exchange, as published in The Wall Street Journal, or, if The Wall Street Journal is no longer published, such other periodical as is chosen by the Committee.


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      An Option  Grant  shall vest after a  Participant's  period of  continuous employment by the Corporation from the date of the Option Grant ("Grant Date") in accordance with the schedule set forth below:

           Participant's Full Years of Continuous
                  Employment From Grant Date       Percent Vested
                  --------------------------       --------------

                              2                         33%
                              3                         34%
                              4                         33%


      A Participant, following the vesting of any portion of an Option Grant as set forth above, may elect to exercise an option by giving written notice to the Corporation on such form as the Committee may prescribe. Payment for all shares to be purchased pursuant to an exercise of an option shall be made in a form or manner authorized by the Committee, including, but not limited to, cash or, if the Committee so permits, (a) by delivery of certification of ownership to the Corporation of the number of shares of Common Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the purchase price of the option multiplied by the number of shares the Participant intends to purchase upon exercise of the option on the date of delivery; or (b) in a cashless exercise through a broker. Delivery of such certificates is conditioned on the Participant's prior compliance with this Section and with the terms of
Section 9. Upon receipt of such stock certificate, the Participant is free to hold or subject to Section 15 dispose of it at will. The Participant does not have the right to vote any shares of Common Stock subject to an Option Grant or receive dividends on such shares prior to the time that the option to which they are subject is exercised. The Committee at its discretion may alter the terms of the vesting of Option Grants; provided however, no Option Grant may be exercised after the tenth (10th) anniversary of the date of the making of such Option Grant.

      Notwithstanding any provision contained in the Plan to the contrary, the maximum number of shares for which Option Grants may be made under this Plan to any one Participant in any one calendar year is 675,000 shares of Common Stock, subject to adjustment pursuant to Section 10 hereof.

6.  LIMITATION ON ISO'S

      Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Internal Revenue Code and promulgation's thereunder ("Code"), the following additional provisions shall apply to Option Grants which are intended to qualify as ISO's:

      (a) The aggregate Fair Market Value (determined as of the Grant Date) of the shares of Common Stock with respect to which ISO's are exercisable for the first time by any Participant during any calendar year (under all plans of the Corporation) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code; provided that, to the extent that such limitation is exceeded, any excess options (as determined under the Code) shall be deemed to be RSO's.

      (b) Any ISO's authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the Option Grants as ISO's.

      (c) All ISO's must be granted within ten years from the effective date of this Plan.


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7.  STOCK AWARD TERMS AND CONDITIONS

      The Committee may in its discretion make grants of Common Stock, subject to this Section 7 (herein referred to as "Stock Awards"). The Stock Awards shall vest after a Participant's period of continuous employment by the Corporation from the date of the Stock Award (the "Award Date") in accordance with the schedule set forth below:

            Participant's Full Years of Continuous
                  Employment From Award Date           Percent Vested
                  --------------------------           --------------

                              3                              20
                              4                              10
                              5                              10
                              6                              10
                              7                              10
                              8                              10
                              9                              10
                              10                             20


      Within 30 days of the vesting of any portion of a Stock Award by virtue of the Participant's completing the full years of continuous employment as set forth above, the Corporation shall deliver to the Participant a stock certificate covering the requisite number of shares of Common Stock. Delivery of such certificates is conditioned on the Participant's prior compliance with the terms of Section 9. Upon receipt of such stock certificate, the Participant is free to hold or, subject to Section 15, dispose of it at will. The Participant does not have the right to vote any shares of Common Stock subject to an Award or receive dividends on such shares prior to the time they are vested. The Committee in its discretion may alter the terms of the vesting of Stock Awards. The Committee shall have the discretion to discharge all or a portion of its obligation under this paragraph by paying to the Participant an amount of money equal to the fair market value of all or a portion of the undelivered shares of Common Stock on the date the Stock Award becomes vested, less applicable withholding taxes.

8.  EMPLOYMENT TERMINATION

      If a Participant's employment terminates for any reason, other than by death or disability, all unvested Option Grants and Stock Awards will be forfeited. If a Participant's employment terminates because of death or disability, all unvested Option Grants and Stock Awards will continue to vest in accordance with Sections 5 and 7, respectively. The Committee, however, shall have the discretion to accelerate the vesting of any unvested Option Grant or to deliver shares of Common Stock representing all or a portion of any unvested Stock Award, with respect to specific terminating Participants if, after reviewing all of the facts and circumstances of such termination, the Committee determines that such delivery is appropriate and equitable.

      Any participant who terminates employment, other than by death or disability, will be permitted to exercise any vested Option Grants, pursuant to
Section 5, for a period of 30 days immediately following the Participant's termination of employment, after which any vested Option Grants will be forfeited.

9.  WITHHOLDING TAXES

      A Participant shall have the duty to pay to the Corporation an amount equal to the taxes required by any government to be withheld or otherwise deducted and paid by the Corporation as a result of the exercise by the Participant of any Option Grant or the delivery to the Participant of any shares subject to an Option Grant and/or Stock Award. Shares of Common Stock subject to an exercised Option Grant and/or Stock Award shall not be delivered to the Participant until such time as such payment has been made.

      The Committee may, in its discretion and subject to such rules as it may adopt, permit or, in the absence of the receipt of payment therefore within prescribed time periods, require the Participant to pay all or a portion of the withholding taxes (federal, state and local) by electing to have the Corporation withhold shares of Common Stock otherwise issuable having a Fair Market Value equal to all or any portion of the withholding tax to be satisfied in this manner.

      However,  in no event will the amount of shares of Common  Stock  withheld
exceed  the  amount  necessary  to  satisfy  the  required   minimum   statutory
withholding.


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10.  ADJUSTMENT IN EVENT OF CHANGES IN CAPITALIZATION

      In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares of the Corporation, the Committee may make such equitable adjustments, to prevent dilution or enlargement of rights, as it may deem appropriate, including but not limited to (a) the maximum number of shares available to be issued pursuant to Section 4; (b) the maximum number of shares of Common Stock which may be granted in a single year pursuant to Section 5; (c) the number of shares of Common Stock subject to outstanding Option Grants and/or Stock Awards and (d) the exercise price of outstanding Option Grants.

11.  NO RIGHT TO CONTINUED EMPLOYMENT

      Nothing in the Plan shall confer on a Participant any right to continue in the employ of the Corporation or in any way affect the Corporation's right to terminate the Participant's employment at any time without prior notice and for any or no reason.

12.  IMPACT ON OTHER BENEFITS

      The value of any shares of Common Stock delivered (or money in-lieu thereof) under this Plan shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Corporation.

13.  BENEFICIARY

      Any shares deliverable after a Participants death (or money in-lieu thereof) shall be delivered (or paid) to the beneficiary as designated in writing by the Participant. If no beneficiary is so designated, delivery (or payment) will be made to the Participant's estate. The Participant may change the designated beneficiary of this Plan by filing with the Committee written notices of such change.

14.  TERMINATION OR AMENDMENT OF THE PLAN

      The Board shall have the right to amend or terminate the Plan at any time. An outstanding Option Grant or Stock Award, however, may not in any way be adversely affected or limited by any Plan amendment or termination approved after the Grant Date or the Award Date, as the case may be, without the Participant's written consent (or, if the Participant is not then living, the affected beneficiary); provided, that adjustments pursuant to Section 10 herein shall not be subject to the foregoing limitations of this Section 14.

15.  REGULATORY COMPLIANCE AND LISTING

      The delivery of any shares of Common Stock under this Plan may be postponed by the Corporation for such period as may be required to comply with any applicable requirements under the Federal or State securities laws, any applicable listing or other requirements of any national securities exchange and requirements under any other law or regulation applicable to the delivery of such shares, and the Corporation shall not be obligated to deliver any shares of Common Stock under this Plan if such delivery shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange. In addition, the shares of Common Stock when delivered may be subject to conditions, including transfer restrictions, if required to comply with applicable securities law.

16.  MISCELLANEOUS

      The shares of Common Stock to be delivered under the Plan may be either authorized but unissued shares or shares which have been or may be reacquired by the Corporation, as determined from time to time by the Committee.

      To the extent any shares of Common Stock are not delivered to a Participant or beneficiary because the Option Grant or Stock Award was forfeited or canceled, or the shares of Common Stock are not delivered because the Option Grant or Stock Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

      If the exercise price of an Option Grant under this Plan is satisfied by tendering shares of Common Stock to the Corporation (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.


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17.  TRANSFERABILITY

      No Option Grant and/or Stock Award and no right under any such Option Grant and/or Stock Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that if so determined by the Committee, a Participant may, in the manner established by the Committee;

      (a) designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Option Grants and/or Stock Awards upon the death of the Participant, or;

      (b) transfer an Option Grant and/or Stock Award to any member of such Participant's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation) or to a trust or family partnership whose beneficiaries are members of such Participant's "immediate family."

Each  Option  Grant and Stock  Award or right  under any Option  Grant and Stock
Award shall be exercisable during the Participant's lifetime only by the Participant, or by a member of such Participant's immediate family or a trust or family partnership for members of such immediate family pursuant to a transfer as described above, or if permissible under applicable law, by the Participant's guardian or legal representative. No Option Grant and/or Stock Award or right under any such Option Grant and/or Stock Award may be pledged, alienated, attached or otherwise encumbered, any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Corporation.

18.  DEFERRAL OF AWARDS

      The Committee may, in its discretion and subject to such rules as it may adopt, permit a Participant to defer all or a portion of such shares of Common Stock otherwise deliverable pursuant to the Plan.

19.  EFFECTIVE DATE OF THE PLAN

      The Plan as amended and restated shall become effective as of the date of approval of this Plan by the Board and the stockholders of the Company.
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